UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 22, 2026, the Board of Directors (the "Board") of Intuit Inc. (the "Company") approved an amended Non-Employee Director Compensation Program, effective January 22, 2026, which is attached to this Report as Exhibit 99.01.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 22, 2026, the Company held its Annual Meeting of Stockholders (the "Meeting"). At the Meeting, stockholders:

1.Elected eleven persons to serve as directors of the Company;
2.Approved, on an advisory basis, the Company’s executive compensation;
3.Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the fiscal year ending July 31, 2026; and
4.Did not approve a stockholder proposal requesting the Company's Board issue a report on the return on investment of the Company's diversity and inclusion programs
Set forth below are the number of votes cast for or against, the number of abstentions, and the number of any broker non-votes with respect to each proposal, which is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on November 26, 2025.

1.Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Eve Burton	230,465,421	1,229,574	179,853	17,178,505
Scott D. Cook	229,987,656	1,726,962	160,230	17,178,505
Richard L. Dalzell	229,438,975	2,236,248	199,625	17,178,505
Sasan K. Goodarzi	220,456,651	9,609,358	1,808,839	17,178,505
Deborah Liu	218,636,792	12,787,130	450,926	17,178,505
Tekedra Mawakana	226,559,289	4,993,755	321,804	17,178,505
Forrest Norrod	225,928,435	5,428,328	518,085	17,178,505
Vasant Prabhu	231,280,393	393,570	200,885	17,178,505
Thomas Szkutak	220,068,932	11,290,617	515,299	17,178,505
Raul Vazquez	225,852,401	5,826,329	196,118	17,178,505
Eric S. Yuan	226,021,097	5,211,914	641,837	17,178,505

2.Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
215,761,247	15,861,617	251,984	17,178,505

3.Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ending July 31, 2026

For	Against	Abstain
228,967,607	19,863,142	222,604

4.Shareholder proposal requesting the Board issue a report on the return on investment of the Company's diversity and inclusion programs

For	Against	Abstain	Broker Non-Votes
1,753,458	228,853,804	1,267,586	17,178,505

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.01+	Non-Employee Director Compensation Program, effective January 22, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

+	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2026	INTUIT INC.

	By:	/s/ Sandeep S. Aujla
Sandeep S. Aujla
Executive Vice President and Chief Financial Officer